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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)        November 12, 2001
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                             RMH Teleservices, Inc.
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               (Exact Name of Registrant as Specified in Charter)


        Pennsylvania                   0-21333               23-2250564
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(State or Other Jurisdiction           (Commission           (IRS Employer
      of Incorporation)                File Number)          Identification No.)


   40 Morris Avenue, Bryn Mawr, PA                                    19010
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(Address of Principal Executive Offices)                           (Zip Code)


Registrant's telephone number, including area code   (215) 520-5300
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          (Former Name or Former Address, if Changed Since Last Report)
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Item 5. Other Events.

     This report is being filed solely for the purpose of filing the press releases included as Exhibits 99.1 and 99.2 to this report. With respect to the results of the Registrant's most recent year's operations, the management represents that all adjustments necessary for a fair statement of the results have been made.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (c)    Exhibits.

        99.1   Press Release dated November 12, 2001.

        99.2   Press Release dated November 13, 2001.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        RMH TELESERVICES, INC.

Date: November 14, 2001
                                        By: /s/ Scot Brunke
                                            -----------------------------
                                            Scot Brunke
                                            Executive Vice President and
                                            Chief Financial Officer

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                                  EXHIBIT INDEX
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No.                                   Description
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99.1                                  Press Release, dated November 12, 2001


99.2                                  Press Release, dated November 13, 2001

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